UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 25, 2003
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                             Digital Recorders, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                     1-13408                    56-1362926
(State or Other Jurisdiction of    (Commission File Number)      (IRS Employer
        Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas  75225
               (Address of Principal Executive Offices)   (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 5.  Other Events and Required FD Disclosure.

Digital Recorders, Inc. issued a news release on March 25, 2003. A copy of that news release is attached to this Form 8-K as Exhibit 99.1.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DIGITAL RECORDERS, INC.

Date: March 25, 2003     By:    /S/ David L. Turney
                                ---------------------------------
                                David L. Turney
                                Chairman, Chief Executive Officer and President